UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 29, 2006
Date of Report (Date of earliest event reported)

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

20200 Sunburst Street, Chatsworth, California 91311
(Address of principal executive offices)     (Zip Code)

(818) 734-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

North American Scientific, Inc. (the “Company”) is meeting with certain investors over a several week period to provide an overview of the Company's new breast brachytherapy initiative, among other matters. A copy of the breast brachytherapy materials used at these meetings is available for viewing in the Investor Relations section of the Company's website (www.nasmedical.com) and will continue to be available on the Company’s website for a reasonable period of time after the scheduled meetings.

The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

Date: April 6, 2006	By:	/s/L. Michael Cutrer
Name: L. Michael Cutrer
Title: President and Chief Executive Officer